                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            _______________________


                                    FORM T-1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

             CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
               TRUSTEE PURSUANT TO SECTION 305(b)(2) ____________

                             ______________________

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


         New York                                              13-5160382
  (Jurisdiction of incorporation                          (I.R.S. employer
   if not a U.S. national bank)                           identification no.)

   48 Wall Street, New York, New York                               10286
  (Address of principal executive offices)                       (Zip Code)

                           APPALACHIAN POWER COMPANY
              (Exact name of obligor as specified in its charter)


          Virginia                                                54-0124790
   (State or other jurisdiction of                          (I.R.S. employer
   incorporation or organization)                           identification no.)

      40 Franklin Road, S.W.
        Roanoke, VA                                                 24011
  (Address of principal executive offices)                       (Zip Code)

                           _________________________



                                Debt Securities
                      (Title of the indenture securities)
     *Specific title(s) to be determined in connection with sale(s) of Debt
                                   Securities
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                                    GENERAL

ITEM 1. General Information.

         Furnish the following information as to the Trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

    Superintendent of Banks of the State of    2 Rector Street, New York, N.Y. 10006,
    New York                                   and Albany, N.Y. 12203
    Federal Reserve Bank of New York           33 Liberty Plaza, New York, N.Y. 10045
    Federal Deposit Insurance Corporation      Washington, D.C. 20549
    New York Clearing House Association        New York, N.Y.


      (b) Whether it is authorized to exercise corporate trust powers:

         Yes.

ITEM 2. Affiliations with Obligor

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None. (See Note on page 2.)

                         _____________________________
ITEM 16. List of Exhibits:

      Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

 1. - A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (See Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

 4. - A copy of the existing By-laws of the Trustee. (See Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

 6. - The consent of the Trustee required by Section 321(b) of the Act. (See Exhibit 6 to Form T-1, Registration Statement No. 33-44051.)

 7. - A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority. (See Exhibit 7 to Form T-1, Registration Statement No. 33-55379.)

                                       2
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                                      NOTE
                                      ----

     Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base responsive answer to Item 2, the answer to said Item is based on incomplete information.

     Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.


                          ___________________________

                                   SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 6th day of February, 1998.


                                    The Bank of New York


                                    By: /s/ Paul J. Schmalzel
                                        ----------------------
                                        Paul J. Schmalzel
                                        Assistant Vice President

        ---------------------------------------------------------
          Consolidated Report of Condition of
        THE BANK OF NEW YORK
          of 48 Wall Street, New York, N.Y.10286
          And Foreign and Domestic Subsidiaries.
        a member of the Federal Reserve System, at the close of business September 30, 1997, published in accordance with a call made by the Federal
        Reserve Bank of this District pursuant to the provi-sions of the Federal Reserve Act.

                                                   Dollar Amounts
        ASSETS                                       in Thousands
        Cash and balances due from depos-
          itory institutions:
          Noninterest-bearing balances and
             currency and coin............           $  5,004,638
          Interest-bearing balances.......              1,271,514
        Securities:
          Held-to-maturity securities.....              1,105,782
          Available-for-sale securites....              3,164,271
        Federal funds sold and Securities
          purchased under agreements to
          resell..........................              5,723,829
        Loans and lease financing
          receivables:
          Loans and leases net of unearned
             income.............34,916,196
          LESS: Allowance for loan and
             lease losses..........581,177
          LESS: Allocated transfer risk
             reserve...................429
          Loans and leases, net of unearned
             income, allowance, and reserve            34,334,590
        Assets held in trading accounts...              2,035,284
        Premises and fixed assets (including
          capitalized leases).............                671,664
        Other real estate owned...........                 13,306
        Investments in unconsolidated sub-
          sidiaries and associated com-
          panies..........................                210,685
        Customers' liability to this bank on
          acceptances outstanding.........              1,463,446
        Intangible assets.................                753,190
        Other assets......................              1,784,796
                                                     ------------
        Total assets......................           $ 57,536,995
                                                     ============
        LIABILITIES
        Deposits:
          In domestic offices.............           $ 27,270,824
          Noninterest-bearing...12,160,977
          Interest-bearing......15,109,847
          In foreign offices, Edge and
          Agreement subsidiaries, and IBFs             14,687,806
          Noninterest-bearing......657,479
          Interest-bearing......14,030,327
        Federal funds purchased and Secu-
          rities sold under agreements to re-
          purchase........................              1,946,099
        Demand notes issued to the U.S.
          Treasury........................                283,793
        Trading liabilities...............              1,553,539
        Other borrowed money:
          With remaining maturity of one
             year or less.................              2,245,014
          With remaining maturity of more
             than one year through three
             years........................                      0
          With remaining maturity of more
             than three years.............                 45,664
        Bank's liability on acceptances exe-
          cuted and outstanding...........              1,473,588
        Subordinated notes and debentures.              1,018,940
        Other liabilities.................              2,193,031
                                                     ------------
        Total liabilities.................             52,718,298
                                                     ------------
        EQUITY CAPITAL
        Common stock......................              1,135,284
        Surplus...........................                731,319
        Undivided profits and capital
          reserves........................              2,943,008
        Net unrealized holding gains
          (losses) on available-for-sale se-
          curities........................                 25,428
        Cumulative foreign currency transla-
          tion adjustments................               ( 16 342)
                                                     ------------
        Total equity capital..............              4,818,697
                                                     ------------
        Total liabilites and equity capital          $ 57,536,995
                                                     ============

          I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                           Robert E. Keilman

          We the undersigned directors to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                J. Carter Bacot    }
                Thomas A. Renyi    }   Directors
                Alan R. Griffth    }